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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event

                            Reported): May 22, 2003

                       MORGAN STANLEY ABS CAPITAL I INC.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                     333-104046                13-3939229
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                               10036
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  (Address of Principal                                          (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)  761-4000
                                                   -----  ---------

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Item 5.  Other Events

Incorporation of Certain Documents by Reference

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Inc., MBIA Insurance Corporation, SEC No-Action Letter, the Company will incorporate by reference into the Company's registration statement (File No. 333-104046), the consolidated balance sheets of MBIA Inc. and subsidiaries and MBIA Insurance Corporation and subsidiaries as of December 31, 2002 and 2001 and the related consolidated statements of operations and comprehensive income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2002, included in the Annual Reports on Forms 10-K of MBIA Inc. and MBIA Insurance Corporation and the unaudited condensed financial statements of MBIA Inc. and subsidiaries and MBIA Insurance Corporation and subsidiaries as of March 31, 2003, and for the periods ended March 31, 2003 and March 31, 2002, included in the Quarterly Reports on Forms 10-Q of MBIA Inc. and MBIA Insurance Corporation ended March 31, 2003. Such financial statements will be referred to in the prospectus supplement dated May 23, 2003 relating to MSDWCC HELOC Trust 2003-1, HELOC Asset-Backed Notes, Series 2003-1. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP to the use of its name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.


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Item 7. Financial Statements, Pro Forma Financial
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Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1   Consent of PricewaterhouseCoopers LLP





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MORGAN STANLEY ABS CAPITAL I INC.




                                            By:   /s/ Valerie H. Kay
                                                 -----------------------------
                                                 Name:   Valerie H. Kay
                                                 Title:


Dated:  May 22, 2003


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Exhibit Index
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Exhibit               Description                                       Page
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23.1                  Consent of PricewaterhouseCoopers LLP